SUPPLEMENT

Dated February 1, 2017

to the

PROSPECTUS

of the

API Multi-Asset Income Fund

dated May 31, 2016

On or about February 1, 2016, the Trust filed an amendment voluntarily reducing the 12b-1 Plan fees charged on Class A shares API Capital Income Fund, API Multi-Asset Income Fund, and API Master Allocation Fund from 0.50% annually to 0.25% annually until further notice. The inclusion of the API Multi-Asset Income Fund in the amendment was an error. The Multi-Asset Income Fund should not have been included. All Class A shareholders of the API Multi-Asset Income Fund should disregard the February 1, 2017 amendment.

The Trust apologizes for the error and any difficulties resulting therefrom. An offer of rescission has been made to all purchasers of Class A shares of the API Multi-Asset Income Fund from February 1, 2017 through the date of this amendment.

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